UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08394

                           TEMPLETON DRAGON FUND, INC.
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end:   12/31

Date of reporting period:  06/30/07


ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                         JUNE 30, 2007
--------------------------------------------------------------------------------

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    SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION        INTERNATIONAL
--------------------------------------------------------------------------------

    TEMPLETON DRAGON FUND, INC.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        Franklin o TEMPLETON o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

IMPORTANT NOTICE TO SHAREHOLDERS ..........................................    1

SEMIANNUAL REPORT

Templeton Dragon Fund, Inc. ...............................................    2

Performance Summary .......................................................    7

Financial Highlights and Statement of Investments .........................    8

Financial Statements ......................................................   13

Notes to Financial Statements .............................................   16

Annual Meeting of Shareholders ............................................   23

Dividend Reinvestment and Cash Purchase Plan ..............................   24

Shareholder Information  ..................................................   27

--------------------------------------------------------------------------------

Important Notice to Shareholders

REPURCHASE PROGRAM

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program, which was originally implemented in October 1997. The Fund's Board of Directors had discontinued the open-market share repurchase program in May 2002, in connection with the Fund's previously conducted tender offers. Under the program, the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of the Fund's investment manager.


                                           Not part of the semiannual report | 1

Semiannual Report

Templeton Dragon Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies," as defined in the Fund's prospectus.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

China                                                                      53.3%
Hong Kong                                                                  27.0%
Taiwan                                                                     15.2%
U.K.                                                                        2.2%
Other                                                                       1.3%
Short-Term Investments & Other Net Assets                                   1.0%

--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Dragon Fund covers the period ended June 30, 2007.

PERFORMANCE OVERVIEW

Templeton Dragon Fund posted cumulative total returns of +5.07% in market price terms and +20.61% in net asset value terms for the six months under review. You can find the Fund's long-term performance data in the Performance Summary on page 7.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.


2 | Semiannual Report

ECONOMIC AND MARKET OVERVIEW

During the six months under review, emerging market equities recorded strong positive performance, despite volatility in Asia. A sharp sell-off in China's Shanghai (A shares) stock market in late February triggered widespread selling that resonated throughout the global markets. Furthermore, investor concerns about weakness in the U.S. subprime mortgage market and its implications for the greater economy, as well as currency volatility led to more selling. Although some investors chose to lock in gains accrued over the past few years, most concerns proved to be short-lived as investor confidence was restored in the second half of the reporting period. Many market participants used the correction as an opportunity to build positions at more attractive prices.

In February, China's A shares market correction preceded the annual National People's Congress meeting in March against an uncertain backdrop of feverish growth rates and record high valuations. The government attempted to cool the economy by tripling the stamp duty paid on share transactions to 0.3%, which subsequently, in May, led to the Chinese stock market's largest single-day decline since February. Although both corrections were relatively brief, the scope of February's adjustment was widespread, whereas May's drop was limited mostly to Asia. Chinese stocks overcame the volatility and ended the period with gains as investors remained confident in the country's rapidly growing economy.

China's expansion of the Qualified Domestic Institutional Investor (QDII) program that allows domestic fund managers and brokerages to invest in foreign securities provided a boost to Hong Kong-listed H and Red Chip shares as these companies were expected to attract significant fund flows from China's domestic investors.

INVESTMENT STRATEGY

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or

TOP 10 HOLDINGS
6/30/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                                     13.3%
   FOOD & STAPLES RETAILING, HONG KONG
--------------------------------------------------------------------------------
China Petroleum and Chemical Corp., H                                       9.7%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
China Mobile Ltd.                                                           9.0%
   WIRELESS TELECOMMUNICATION SERVICES,
   CHINA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H & 144A                                               5.9%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
China Construction Bank Corp.,                                              4.2%
H & 144A
   COMMERCIAL BANKS, CHINA
--------------------------------------------------------------------------------
CNOOC Ltd., ord & 144A                                                      3.6%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Cheung Kong Infrastructure Holdings Ltd.                                    3.5%
   ELECTRIC UTILITIES, HONG KONG
--------------------------------------------------------------------------------
Asustek Computer Inc.                                                       2.9%
   COMPUTERS & PERIPHERALS, TAIWAN
--------------------------------------------------------------------------------
Citic Pacific Ltd.                                                          2.9%
   INDUSTRIAL CONGLOMERATES, HONG KONG
--------------------------------------------------------------------------------
China International Marine                                                  2.6%
Containers (Group) Co. Ltd., B
   MACHINERY, CHINA
--------------------------------------------------------------------------------


                                                           Semiannual Report | 3
sectors of the economy), to construct an "action list" from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential.

MANAGER'S DISCUSSION

During the six months under review, the Fund benefited from its exposure to the energy, food and staples retailing, and capital goods sectors. 1

A rebound in oil prices during the reporting period and growing demand for energy and commodities in China and other emerging markets benefited many of the Fund's energy sector investments. Among the Fund's most significant contributors to performance were China Petroleum & Chemical (Sinopec), China's largest integrated energy company; China Shenhua Energy, China's principal coal producer; and CNOOC, China's largest offshore oil and natural gas exploration and production company.

Within food and staples retailing, the Fund's only sector holding was its investment in Dairy Farm International Holdings, which operates supermarkets, drugstores, convenience stores and restaurants in Asia. The stock performed well largely due to greater private consumption in the region. Capital goods companies that recorded significant price appreciation during the reporting period included industrial conglomerates Citic Pacific and Shanghai Industrial Holdings, and China International Marine Containers (Group), the world's largest manufacturer of marine containers.

In contrast, the insurance; food, beverage and tobacco; and media sectors detracted from performance. 2 A position in China Life Insurance, the Fund's only insurance sector investment, was among the most significant detractors from performance during the reporting period. Lagging results in the food, beverage and tobacco, and media sectors were largely due to the negative performance of relatively small holdings in new Fund position Xiwang Sugar Holdings, a leading glucose manufacturer in China and Next Media, one of the largest Chinese-language print media companies in Hong Kong. Although increased competition from free daily publications pressured Next Media's stock price during the reporting period, we believed the company's growing penetration into the Taiwan market was positive for its long-term prospects. Our outlook for Xiwang was also positive at period-end, as we believed the company could benefit from a rapidly growing food-processing industry that

1. The energy sector comprises oil, gas and consumable fuels in the SOI. The capital goods sector comprises electrical equipment, industrial conglomerates and machinery in the SOI.

2. The food, beverage and tobacco sector comprises food products in the SOI.


4 | Semiannual Report
continues to evolve to keep pace with the changing consumption patterns of a large domestic market.

Other detractors from performance included several of the Fund's bank holdings such as Industrial and Commercial Bank of China, Mega Financial Holding and Bank of China. Our industry outlook was positive at period-end, as we believed continued liberalization of the financial sector could unlock hidden value and allow banks to benefit from the growing financial needs of consumers in the greater China region.

During the review period, the Fund made several major purchases in Hong Kong-listed Chinese H shares, which we believed were attractively valued and might benefit from the expanded QDII program. New Fund H share positions included major commercial banks China Construction Bank and Bank of China; Dongfeng Motor, one of China's leading automobile manufacturers; and Yanzhou Coal Mining, a major coal producer in China.

With oil prices expected to remain high, we increased our investments in the oil and gas exploration and production, and coal and consumable fuels industries. 3 Coupled with growing global energy demand, companies in these industries could experience higher earnings. Greater demand for consumer products and services led us to increase our holdings in the automobile manufacturers, integrated telecommunication services, packaged food and meat, and apparel retail industries. 4 New Fund positions included China Netcom Group, the dominant telecommunication services provider in Northern China, and I.T., a major fashion retail operator in Hong Kong. The Fund also initiated exposure to Cambodia with an investment in NagaCorp. The company manages and operates the only licensed casino in Cambodia's capital, Phnom Penh.

During the period, the Fund undertook selective sales in Hong Kong, China Red Chip shares and the U.K. to realize gains and raise cash for the Fund's dividend and capital gains distribution. The Fund reduced its positions in China Mobile, the dominant mobile services provider in China, and Cheung Kong Holdings, a major property developer in Hong Kong. The Fund significantly reduced its position in U.K.-based HSBC Holdings, one of the world's largest banking and financial services organizations.

3. The oil and gas exploration and production industry; and the coal and consumable fuels industry are part of oil, gas and consumable fuels in the SOI.

4. The automobile manufacturers industry is part of automobiles and auto components in the SOI. The integrated telecommunication services industry is part of diversified telecommunication services in the SOI. The packaged food and meat industry is part of food products in the SOI. The apparel retail industry is part of specialty retail in the SOI.


                                                           Semiannual Report | 5

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]     /s/ Mark Mobius

                    Mark Mobius
                    Executive Chairman
                    Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 6/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any unrealized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------
SYMBOL: TDF                                                  CHANGE      6/30/07      12/31/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$4.06       $31.01        $26.95
-----------------------------------------------------------------------------------------------
Market Price (NYSE)                                          +$0.04       $26.30        $26.26
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
-----------------------------------------------------------------------------------------------
Dividend Income                               $0.3339
-----------------------------------------------------------------------------------------------
Short-Term Capital Gain                       $0.0252
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $0.8581
-----------------------------------------------------------------------------------------------
      TOTAL                                   $1.2172
-----------------------------------------------------------------------------------------------

PERFORMANCE

-----------------------------------------------------------------------------------------------
                                             6-MONTH        1-YEAR       5-YEAR       10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1
   Based on change in NAV 2                   +20.61%       +52.64%     +287.39%      +211.66%
-----------------------------------------------------------------------------------------------
   Based on change in market price 3           +5.07%       +42.68%     +269.32%      +261.49%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 1
   Based on change in NAV 2                   +20.61%       +52.64%      +31.11%       +12.04%
-----------------------------------------------------------------------------------------------
   Based on change in market price 3           +5.07%       +42.68%      +29.87%       +13.71%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                                                           Semiannual Report | 7

Templeton Dragon Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2007                   YEAR ENDED DECEMBER 31,
                                                       (UNAUDITED)             2006        2005        2004        2003        2002
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............  $          26.95    $    21.80    $  18.70    $  16.62    $   9.73    $   8.82
                                                     -------------------------------------------------------------------------------
Income from investment operations:
   Net investment income a ........................              0.26          0.38        0.59        0.25        0.56        0.17
   Net realized and unrealized gains (losses) .....              5.02          7.12        3.28        2.39        6.75        0.81
                                                     -------------------------------------------------------------------------------
Total from investment operations ..................              5.28          7.50        3.87        2.64        7.31        0.98
                                                     -------------------------------------------------------------------------------
Capital share repurchases .........................                --            --          --          --        0.14        0.10
                                                     -------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..........................             (0.34)        (0.37)      (0.41)      (0.16)      (0.56)      (0.17)
   Net realized gains .............................             (0.88)        (1.98)      (0.36)      (0.40)         --          --
                                                     -------------------------------------------------------------------------------
Total distributions ...............................             (1.22)        (2.35)      (0.77)      (0.56)      (0.56)      (0.17)
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ....................  $          31.01    $    26.95    $  21.80    $  18.70    $  16.62    $   9.73
                                                     ===============================================================================

Market value, end of period b .....................  $          26.30    $    26.26    $  19.18    $  17.47    $  17.99    $   8.92
                                                     ===============================================================================

Total return (based on market value per share) c ..              5.07%        49.56%      14.08%       0.36%     108.44%      21.22%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................              1.49% e       1.49% e     1.52% e     1.52% e     1.64% f     1.62%
Net investment income .............................              1.89%         1.61%       2.92%       1.45%       4.57%       1.80%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................  $      1,174,588    $1,017,910    $823,243    $706,138    $626,959    $431,779
Portfolio turnover rate ...........................              8.91%        18.83%       8.84%      19.42%      29.91%      15.75%

a Based on average daily shares outstanding.

b Based on the last sale on the New York Stock Exchange.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f Ratio of expenses to average net assets, excluding payments by affiliate was 1.78%.


8 | The accompanying notes are an integral part of these financial statements.
  | Semiannual Report

Templeton Dragon Fund, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 99.0%
    AIR FREIGHT & LOGISTICS 0.3%
    Shenzhen International Holdings Ltd. ........................................       China          16,783,000   $     1,845,913
    Sinotrans Ltd., H ...........................................................       China           3,017,000         1,427,645
                                                                                                                    ---------------
                                                                                                                          3,273,558
                                                                                                                    ---------------
    AUTO COMPONENTS 1.6%
    Cheng Shin Rubber Industry Co. Ltd. .........................................       Taiwan          9,831,207        12,611,811
    Norstar Founders Group Ltd. .................................................     Hong Kong        13,376,000         6,483,488
                                                                                                                    ---------------
                                                                                                                         19,095,299
                                                                                                                    ---------------
    AUTOMOBILES 1.0%
  a Brilliance China Automotive Holdings Ltd. ...................................       China           2,230,000           561,842
    Chongqing Changan Automobile Co. Ltd., B ....................................       China           1,069,169         1,255,256
    Dongfeng Motor Corp., H .....................................................       China          19,270,000        10,252,229
                                                                                                                    ---------------
                                                                                                                         12,069,327
                                                                                                                    ---------------
    COMMERCIAL BANKS 11.7%
  a Bank of China Ltd., H .......................................................       China          15,400,000         7,641,800
a,b Bank of China Ltd., H, 144A .................................................       China          20,840,000        10,341,241
    China Construction Bank Corp., H ............................................       China          33,917,000        23,336,888
  b China Construction Bank Corp., H, 144A ......................................       China          38,097,000        26,212,974
    Chinatrust Financial Holding Co. Ltd. .......................................       Taiwan         11,281,896         8,821,519
    HSBC Holdings PLC ...........................................................   United Kingdom      1,420,898        25,895,303
  b Industrial and Commercial Bank of China, H, 144A ............................       China          31,104,000        17,264,309
    Mega Financial Holding Co. Ltd. .............................................       Taiwan         26,847,000        18,245,136
                                                                                                                    ---------------
                                                                                                                        137,759,170
                                                                                                                    ---------------
    COMMUNICATIONS EQUIPMENT 0.7%
    D-Link Corp. ................................................................       Taiwan          3,320,962         7,911,883
                                                                                                                    ---------------
    COMPUTERS & PERIPHERALS 4.8%
    Acer Inc. ...................................................................       Taiwan          3,582,621         7,331,570
    Advantech Co. Ltd. ..........................................................       Taiwan          1,644,865         5,275,224
    Asustek Computer Inc. .......................................................       Taiwan         12,357,049        34,119,646
    Compal Electronics Inc. .....................................................       Taiwan          2,222,000         2,409,316
    Lite-On IT Corp. ............................................................       Taiwan          3,506,760         3,663,140
    Lite-On Technology Corp. ....................................................       Taiwan          2,821,424         3,649,582
                                                                                                                    ---------------
                                                                                                                         56,448,478
                                                                                                                    ---------------
    DISTRIBUTORS 2.4%
    China Resources Enterprise Ltd. .............................................     Hong Kong         7,454,000        28,027,215
                                                                                                                    ---------------
    DIVERSIFIED TELECOMMUNICATION SERVICES 2.1%
    China Netcom Group Corp. (Hong Kong) Ltd. ...................................       China           1,848,000         5,105,037
    China Telecom Corp. Ltd., H .................................................       China          32,240,000        18,966,889
                                                                                                                    ---------------
                                                                                                                         24,071,926
                                                                                                                    ---------------
    ELECTRIC UTILITIES 3.5%
    Cheung Kong Infrastructure Holdings Ltd. ....................................     Hong Kong        11,060,000        40,807,894
                                                                                                                    ---------------
    ELECTRICAL EQUIPMENT 1.1%
    BYD Co. Ltd., H .............................................................       China           1,193,500         6,861,125
    Phoenixtec Power Co. Ltd. ...................................................       Taiwan          5,610,945         5,929,710
                                                                                                                    ---------------
                                                                                                                         12,790,835
                                                                                                                    ---------------


                                                           Semiannual Report | 9

Templeton Dragon Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    ELECTRONIC EQUIPMENT & INSTRUMENTS 1.1%
    AU Optronics Corp. ..........................................................        Taiwan         6,723,000   $    11,499,328
    Yorkey Optical International Cayman Ltd. ....................................        China          4,383,000         1,625,596
                                                                                                                    ---------------
                                                                                                                         13,124,924
                                                                                                                    ---------------
    FOOD & STAPLES RETAILING 13.3%
    Dairy Farm International Holdings Ltd. ......................................      Hong Kong       34,636,578       156,557,333
                                                                                                                    ---------------
    FOOD PRODUCTS 0.7%
    Luzhou Bio-Chem Technology Ltd. .............................................      Singapore        2,503,000         1,029,671
    People's Food Holdings Ltd. .................................................        China          3,045,000         3,718,143
    Uni-President Enterprises Corp. .............................................        Taiwan         2,248,030         2,259,016
    Xiwang Sugar Holdings Co. Ltd. ..............................................      Hong Kong        2,856,000         1,493,911
                                                                                                                    ---------------
                                                                                                                          8,500,741
                                                                                                                    ---------------
    HOTELS, RESTAURANTS & LEISURE 0.5%
    The Hongkong and Shanghai Hotels Ltd. .......................................      Hong Kong          822,856         1,454,371
    NagaCorp Ltd. ...............................................................       Cambodia       14,501,000         4,042,943
                                                                                                                    ---------------
                                                                                                                          5,497,314
                                                                                                                    ---------------
    HOUSEHOLD DURABLES 0.1%
    Samson Holding Ltd. .........................................................      Hong Kong        1,942,000         1,005,883
                                                                                                                    ---------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.4%
    Datang International Power Generation Co. Ltd., H ...........................        China         17,204,000        26,579,059
    Guangdong Electric Power Development Co. Ltd., B ............................        China          8,604,300         7,923,029
    Huadian Power International Corp. Ltd., H ...................................        China          8,404,000         4,352,956
    Huaneng Power International Inc., H .........................................        China          1,454,000         1,651,280
                                                                                                                    ---------------
                                                                                                                         40,506,324
                                                                                                                    ---------------
    INDUSTRIAL CONGLOMERATES 5.1%
    Citic Pacific Ltd. ..........................................................      Hong Kong        6,740,000        33,833,178
    Shanghai Industrial Holdings Ltd. ...........................................        China          6,850,000        26,281,797
                                                                                                                    ---------------
                                                                                                                         60,114,975
                                                                                                                    ---------------
    INSURANCE 0.4%
    China Life Insurance Co. Ltd., H ............................................        China          1,452,000         5,218,145
                                                                                                                    ---------------
    IT SERVICES 0.4%
    SinoCom Software Group Ltd. .................................................        China          1,010,000           204,090
    Travelsky Technology Ltd., H ................................................        China          5,674,000         4,854,659
                                                                                                                    ---------------
                                                                                                                          5,058,749
                                                                                                                    ---------------
    MACHINERY 2.6%
    China International Marine Containers (Group) Co. Ltd., B ...................        China         12,375,023        30,624,585
                                                                                                                    ---------------
    MEDIA 0.1%
  b Next Media Ltd., 144A .......................................................      Hong Kong        4,974,000         1,698,479
                                                                                                                    ---------------
    METALS & MINING 0.1%
    Aluminum Corp. of China Ltd., H .............................................        China          1,028,000         1,732,813
                                                                                                                    ---------------


10 | Semiannual Report

Templeton Dragon Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    OIL, GAS & CONSUMABLE FUELS 22.2%
a,b China Coal Energy Co., H, 144A ..............................................        China          1,367,000   $     2,048,988
    China Petroleum and Chemical Corp., H .......................................        China        103,150,000       114,111,279
    China Shenhua Energy Co. Ltd., H ............................................        China          6,448,000        22,512,872
    CNOOC Ltd. ..................................................................        China         22,727,000        25,752,481
  b CNOOC Ltd., 144A ............................................................        China         14,270,000        16,169,661
    PetroChina Co. Ltd., H ......................................................        China         45,320,000        66,770,651
  b PetroChina Co. Ltd., H, 144A ................................................        China          1,512,000         2,227,653
    Yanzhou Coal Mining Co. Ltd., H .............................................        China          7,680,000        11,727,590
                                                                                                                    ---------------
                                                                                                                        261,321,175
                                                                                                                    ---------------
    PHARMACEUTICALS 0.2%
    Tong Ren Tang Technologies Co. Ltd., H ......................................        China            679,000         1,823,611
                                                                                                                    ---------------
    REAL ESTATE 1.5%
    Cheung Kong (Holdings) Ltd. .................................................      Hong Kong        1,167,000        15,283,191
    Henderson Investment Ltd. ...................................................      Hong Kong        1,271,000         1,830,321
                                                                                                                    ---------------
                                                                                                                         17,113,512
                                                                                                                    ---------------
    REAL ESTATE MANAGEMENT & DEVELOPMENT 0.1%
a,b Country Garden Holdings Co., 144A ...........................................        China            744,000           628,001
                                                                                                                    ---------------
    ROAD & RAIL 0.0% c
    MTR Corp. Ltd. ..............................................................      Hong Kong           17,181            40,694
                                                                                                                    ---------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.5%
    Novatek Microelectronics Corp. Ltd. .........................................        Taiwan         1,232,000         6,472,328
    Samsung Electronics Co. Ltd. ................................................     South Korea          10,780         6,604,048
  a Semiconductor Manufacturing International Corp. .............................        China         16,312,000         2,232,206
    Sunplus Technology Co. Ltd. .................................................        Taiwan         3,456,617         8,646,821
    Taiwan Semiconductor Manufacturing Co. Ltd. .................................        Taiwan        13,268,914        28,734,453
                                                                                                                    ---------------
                                                                                                                         52,689,856
                                                                                                                    ---------------
    SPECIALTY RETAIL 0.1%
    I.T. Ltd. ...................................................................      Hong Kong        5,772,000         1,262,309
                                                                                                                    ---------------
    TEXTILES, APPAREL & LUXURY GOODS 0.6%
    Tack Fat Group International Ltd. ...........................................      Hong Kong       19,824,000         3,371,989
    Tainan Enterprises Co. Ltd. .................................................        Taiwan         1,641,104         2,676,694
    Weiqiao Textile Co. Ltd., H .................................................        China            363,000           814,291
                                                                                                                    ---------------
                                                                                                                          6,862,974
                                                                                                                    ---------------
    TRANSPORTATION INFRASTRUCTURE 3.1%
    Cosco Pacific Ltd. ..........................................................        China          3,354,000         8,793,468
    Hopewell Holdings Ltd. ......................................................      Hong Kong        5,876,000        23,972,631
a,b Rickmers Maritime, 144A .....................................................      Singapore        2,904,000         3,242,574
                                                                                                                    ---------------
                                                                                                                         36,008,673
                                                                                                                    ---------------
    WIRELESS TELECOMMUNICATION SERVICES 9.7%
    China Mobile Ltd. ...........................................................        China          9,820,000       105,432,722
    Taiwan Mobile Co. Ltd. ......................................................        Taiwan         6,787,764         8,344,762
                                                                                                                    ---------------
                                                                                                                        113,777,484
                                                                                                                    ---------------
    TOTAL COMMON STOCKS (COST $516,271,202) .....................................                                     1,163,424,139
                                                                                                                    ---------------


                                                          Semiannual Report | 11

Templeton Dragon Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENT (COST $4,370,753) 0.4%
    MONEY MARKET FUND 0.4%
  d Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.99% ........    United States      4,370,753   $     4,370,753
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $520,641,955) 99.4% .................................                                     1,167,794,892
    OTHER ASSETS, LESS LIABILITIES 0.6% .........................................                                         6,792,757
                                                                                                                    ---------------
    NET ASSETS 100.0% ...........................................................                                   $ 1,174,587,649
                                                                                                                    ===============

a Non-income producing for the twelve months ended June 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2007, the aggregate value of these securities was $79,833,880, representing 6.80% of net assets.

c Rounds to less than 0.1% of net assets.

d See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


12 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Dragon Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)

Assets:
  Investments in securities:
    Cost - Unaffiliated issuers ...............................  $  516,271,202
    Cost - Sweep Money Fund (Note 7) ..........................       4,370,753
                                                                 --------------
    Total cost of investments .................................  $  520,641,955
                                                                 ==============
    Value - Unaffiliated issuers ..............................  $1,163,424,139
    Value - Sweep Money Fund (Note 7) .........................       4,370,753
                                                                 --------------
    Total value of investments ................................   1,167,794,892
  Cash ........................................................       1,490,371
  Foreign currency, at value (cost $110,967) ..................         110,959
  Receivables:
    Investment securities sold ................................       4,413,601
    Dividends .................................................       2,268,763
                                                                 --------------
      Total assets ............................................   1,176,078,586
                                                                 --------------
Liabilities:
  Payables:
    Affiliates ................................................       1,263,838
  Accrued expenses and other liabilities ......................         227,099
                                                                 --------------
      Total liabilities .......................................       1,490,937
                                                                 --------------
        Net assets, at value ..................................  $1,174,587,649
                                                                 ==============
Net assets consist of:
  Paid-in capital .............................................  $  458,884,920
  Undistributed net investment income .........................       9,730,527
  Net unrealized appreciation (depreciation) ..................     647,161,631
  Accumulated net realized gain (loss) ........................      58,810,571
                                                                 ==============
        Net assets, at value ..................................  $1,174,587,649
                                                                 ==============
Shares outstanding ............................................      37,873,327
                                                                 ==============
Net asset value per share .....................................  $        31.01
                                                                 ==============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Templeton Dragon Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2007 (unaudited)

Investment income:
  Dividends (net of foreign taxes of $250,914)
    Unaffiliated issuers .....................................................  $  16,802,262
    Sweep Money Fund (Note 7) ................................................        567,388
  Interest (net of foreign taxes of $472) ....................................          1,898
                                                                                -------------
      Total investment income ................................................     17,371,548
                                                                                -------------
Expenses:
  Management fees (Note 3a) ..................................................      6,415,382
  Administrative fees (Note 3b) ..............................................        753,654
  Transfer agent fees ........................................................         65,090
  Custodian fees (Note 4) ....................................................        255,607
  Reports to shareholders ....................................................         40,691
  Registration and filing fees ...............................................         17,975
  Professional fees ..........................................................         56,355
  Directors' fees and expenses ...............................................         24,727
  Other ......................................................................         20,190
                                                                                -------------
      Total expenses .........................................................      7,649,671
      Expense reductions (Note 4) ............................................        (10,516)
                                                                                -------------
        Net expenses .........................................................      7,639,155
                                                                                -------------
          Net investment income ..............................................      9,732,393
                                                                                -------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ..............................................................     58,963,080
    Foreign currency transactions ............................................         66,200
                                                                                -------------
        Net realized gain (loss) .............................................     59,029,280
                                                                                -------------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................................    131,223,530
  Translation of assets and liabilities denominated in foreign currencies ....          8,320
                                                                                -------------
        Net change in unrealized appreciation (depreciation) .................    131,231,850
                                                                                -------------
Net realized and unrealized gain (loss) ......................................    190,261,130
                                                                                -------------
Net increase (decrease) in net assets resulting from operations ..............  $ 199,993,523
                                                                                =============


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Dragon Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          -------------------------------------
                                                                                          SIX MONTHS ENDED
                                                                                            JUNE 30, 2007        YEAR ENDED
                                                                                             (UNAUDITED)     DECEMBER 31, 2006
                                                                                          -------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..............................................................  $      9,732,393   $      14,446,350
    Net realized gain (loss) from investments and foreign currency transactions ........        59,029,280         100,452,988
    Net change in unrealized appreciation (depreciation) on investments and
      translation of assets and liabilities denominated in foreign currencies ..........       131,231,850         168,625,532
                                                                                          =====================================
        Net increase (decrease) in net assets resulting from operations ................       199,993,523         283,524,870
                                                                                          =====================================
  Distributions to shareholders from:
    Net investment income ..............................................................       (12,645,904)        (14,005,159)
    Net realized gains .................................................................       (33,453,551)        (74,852,814)
                                                                                          =====================================
  Total distributions to shareholders ..................................................       (46,099,455)        (88,857,973)
                                                                                          =====================================

  Capital shares transactions: (Note 2) ................................................         2,783,627                  --
                                                                                          =====================================

        Net increase (decrease) in net assets ..........................................       156,677,695         194,666,897
Net assets:
  Beginning of period ..................................................................     1,017,909,954         823,243,057
                                                                                          -------------------------------------
  End of period ........................................................................  $  1,174,587,649   $   1,017,909,954
                                                                                          =====================================
Undistributed net investment income included in net assets:
  End of period ........................................................................  $      9,730,527   $      12,644,038
                                                                                          =====================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Dragon Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


16 | Semiannual Report

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                                                          Semiannual Report | 17

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2007, there were 100 million shares authorized ($0.01 par value). During the period ended June 30, 2007, 103,212 shares were issued for $2,783,627 from reinvested distributions. During the year ended December 31, 2006, there were no share transactions.

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program. Under the program, the Fund may purchase, from time to time, fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the period ended June 30, 2007, and the year ended December 31, 2006, there were no share repurchases.


18 | Semiannual Report

Templeton Dragon Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------
SUBSIDIARY                                                    AFFILIATION
-------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                    Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE           NET ASSETS
-------------------------------------------------------------------------------
     1.250%                   Up to and including $1 billion
     1.200%                   Over $1 billion, up to and including $5 billion
     1.150%                   Over $5 billion, up to and including $10 billion
     1.100%                   Over $10 billion, up to and including $15 billion
     1.050%                   Over $15 billion, up to and including $20 billion
     1.000%                   In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund average weekly net assets, of which 0.10% is paid to Nomura Asset Management U.S.A. Inc., for sub-administrative services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $37,449.


                                                          Semiannual Report | 19

Templeton Dragon Fund, Inc.

5. INCOME TAXES (CONTINUED)

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ............................................   $520,824,372
                                                                   ============

Unrealized appreciation ........................................   $648,754,838
Unrealized depreciation ........................................     (1,784,318)
                                                                   ------------
Net unrealized appreciation (depreciation) .....................   $646,970,520
                                                                   ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2007, aggregated $91,210,213 and $127,681,775, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


20 | Semiannual Report

Templeton Dragon Fund, Inc.

9. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On May 29, 2002, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                          Semiannual Report | 21

Templeton Dragon Fund, Inc.

11. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


22 | Semiannual Report

Templeton Dragon Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, MAY 18, 2007

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida on May 18, 2007. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Edith E. Holiday, Charles B. Johnson, Gregory E. Johnson and Larry D. Thompson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Directors:

---------------------------------------------------------------------------------------------------------
                                             % OF      % OF SHARES                 % OF       % OF SHARES
                                         OUTSTANDING     PRESENT                OUTSTANDING     PRESENT
TERM EXPIRING 2010:             FOR         SHARES      AND VOTING   WITHHELD      SHARES      AND VOTING
---------------------------------------------------------------------------------------------------------
Edith E. Holiday ........   32,601,934      86.08%        98.27%      573,158      1.51%          1.73%
Larry D. Thompson .......   32,615,333      86.12%        98.31%      559,759      1.48%          1.69%
Charles B. Johnson ......   32,607,831      86.10%        98.29%      567,261      1.50%          1.71%
Gregory E. Johnson ......   32,615,151      86.12%        98.31%      559,941      1.48%          1.69%

* HARRIS J. ASHTON, FRANK J. CROTHERS, DAVID W. NIEMIEC, FRANK A. OLSON, CONSTANTINE D. TSERETOPOULOS AND ROBERT E. WADE ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.


                                                          Semiannual Report | 23

Templeton Dragon Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. Shareholders holding their shares through Japan Securities Depository Center, Inc., will not be enrolled in the Plan unless certain conditions are met and they elect to participate. If shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within 10 business days before the record date for a distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention:
Templeton Dragon Fund, Inc. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.


24 | Semiannual Report

Templeton Dragon Fund, Inc.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.melloninvestor.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                                                          Semiannual Report | 25

Templeton Dragon Fund, Inc.

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Mellon Investor Services LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact Mellon Investor Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol TDF. The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange Co., Ltd. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT(R). For information go to Mellon Investor Services' web site at http://www.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


26 | Semiannual Report

Templeton Dragon Fund, Inc.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Dragon Fund, Inc. (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery


                                                          Semiannual Report | 27

Templeton Dragon Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance during 2006 and the previous 10 years ended December 31, 2006, in comparison with a six-fund performance universe consisting of the Fund and all other non-leveraged closed-end Pacific region funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's total return for 2006 was the second highest of such group, and its total return on an annualized basis was the highest in such group during each of the previous three-, five- and 10-year periods.

COMPARATIVE EXPENSES. Consideration was given to a Lipper report analysis of the management fees and total expense ratios of the Fund compared with those of a group of four other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such expense group. The Lipper management effective fee analysis considers administrative fees to be part of management fees and the results of such expense comparisons showed the Fund's contractual investment management fee rate to be the highest in its expense group, and the Fund's actual total expense ratio to be the second highest in such Lipper expense group. The Board found such expenses to be acceptable in light of the Fund's investment performance, noting that the Fund's total expense ratio was within 20 basis points of the median of its Lipper expense group.


28 | Semiannual Report

Templeton Dragon Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board noted at the end of 2006 the Fund's net assets were slightly in excess of $1 billion and that it had recently added a breakpoint to the Fund's investment advisory fee at the $1 billion level.


                                                          Semiannual Report | 29

Templeton Dragon Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended December 31, 2006. Additionally, the Fund expects to file, on or about August 31, 2007, such certifications with its Form N-CSRS for the six-months ended June 30, 2007.


30 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)           100 Fountain Parkway
FRANKLIN TEMPLETON       P.O. Box 33030
   INVESTMENTS           St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION

TEMPLETON DRAGON FUND, INC.

INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800-416-5585
Hearing Impaired phone number: 1-800-231-5469
Foreign Shareholders phone number: 201-680-6578 www.melloninvestor.com/isd

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TLTDF S2007 08/07










ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Frank J. Crothers, David W.
Niemiec, Frank A. Olson and Constantine D. Tseretopoulos

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. Where the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of directors or a committee of the board.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY
        AND AFFILIATED PURCHASERS.    N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS.        N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DRAGON FUND, INC.

By /s/JIMMY D. GAMBILL
   ---------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date  August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
   ---------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date  August 27, 2007

By /s/GALEN G. VETTER
   ---------------------------
   Galen G. Vetter
   Chief Financial Officer
   Date  August 27, 2007